UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Marketing Consultancy Agreement

On October 24, 2025, the Treasure Global Inc (the “Company”) entered into a marketing consultancy agreement with Pepe Cemerlang Marketing (the “Consultant”), a Malaysian company (the “Marketing Consultancy Agreement”), pursuant to which the Company engaged the Consultant to provide financial advisory, strategic business planning, investor and public relations services (the “Services”) in accordance to the terms and conditioned set forth therein. The Marketing Consultancy Agreement shall commence from October 24, 2025 and remain in force for a period twelve (12) months unless otherwise frustrated, rescinded and/or terminated in accordance to Clause 8 of the Marketing Consultancy Agreement provided that both parties shall be opened to commercial negotiations from time to time pertaining to the contents of the Marketing Consultancy Agreement whereby should any such negotiation materialize.

In consideration of the performance of the Consultant of its obligations, and the provision of the Services pursuant to this Agreement, subject to the Company’s satisfaction of the deliverables as stipulated in Clause 4 on the Marketing Consultancy Agreement, the Company shall pay to the Consultant a total sum of USD1,000,000.00 in the manner outlined in the Marketing Consultancy Agreement.

The Marketing Consultancy Agreement contains customary representations, warranties, and agreements by the Company and the Consultant, with other obligations of the parties and termination provisions.

The above summary of the Marketing Consultancy Agreement is qualified in its entirety by reference to the full texts of the Marketing Consultancy Agreement and, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Marketing Consultancy Agreement between Treasure Global Inc. and Pepe Cemerlang Marketing dated October 24, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K and Instruction 5 to Item 1.01 of Form 8-K. The Company hereby undertakes to supplementally furnish any redacted information to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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